UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported):
May 16, 2003

ANALYTICAL SURVEYS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-0846389 (IRS Employer Identification Number)

11900 Crownpoint Drive, San Antonio, Texas 78233
(Address of principal executive offices)

(210) 657-1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report:: Not Applicable

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Press Release

Item 5. OTHER EVENTS

See Exhibit 99 to this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release — Analytical Surveys Reports Second Quarter Results

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc. (Registrant)

Date: May 16, 2003	/s/ Lori A. Jones Lori A. Jones Chief Financial Officer